UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2005

NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois	60555

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (630) 753-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 14, 2005, the Registrant issued a press release, which is attached as Exhibit 99.1 to this Report and incorporated by reference herein, to report fiscal 2005 first quarter results and to give its earnings outlook for fiscal year 2005.

The information in this Current Report on Form 8-K, including Exhibit No. 99.1 and 99.2 hereto, are deemed filed for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 8.01 OTHER EVENTS

On April 14, 2005, the Registrant issued a press release, which is attached as Exhibit 99.2 to this Report and incorporated by reference herein, to announce that its South American engine subsidiary, International Engines South America, has agreed to acquire a Brazilian diesel engine producer.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are deemed to be filed under the Securities Exchange Act of 1934, as amended.

(c)	Exhibits

	Exhibit No.	Description	Page

	99.1	Press Release dated April 14, 2005	E-1
	99.2	Press Release dated April 14, 2005	E-5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
          Registrant

Date: April 14, 2005	/s/Mark T. Schwetschenau

Mark T. Schwetschenau Senior Vice President and Controller (Principal Accounting Officer)